Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of March 26, 2008, by and among LML PAYMENT SYSTEMS, INC., a Yukon corporation (the “Company”), and the buyer named on the signature page hereto  (the “Buyer”).

WHEREAS:

A.           In connection with the Securities Purchase Agreement by and among the parties hereto of even date herewith (the “Securities Purchase Agreement”), the Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, to issue to the Buyer an aggregate amount of 4,000,000 shares of common stock (the “Buyer’s Common Stock”).

B.           To induce the Buyer to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Securities Act”), and applicable state securities laws.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyer hereby agree as follows:

1. DEFINITIONS.

Capitalized terms not defined herein shall have the meaning ascribed to them in the Securities Purchase Agreement.  As used in this Agreement, the following terms shall have the following meanings:

(a) “Closing” means the day that the transactions contemplated by the Securities  Purchase Agreement are closed.

(b) “Effectiveness Deadline” means, with respect to the Registration Statement required to be filed hereunder, the 60th calendar day following the date filed, provided, however, in the event the Company is notified by the U.S. Securities and Exchange Commission (“SEC”) that a Registration Statement will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date as to such Registration Statement shall be the fifth Trading Day following the date on which the Company is so notified if such date precedes the date required above.

(c) “Filing Deadline” means, with respect to the Registration Statement required hereunder, the earlier of (i) the 15th calendar day following the date the Company files on Edgar its form 10-K for the fiscal year ended March 31, 2008, and (ii) one hundred (100) calendar days after the Closing.

(d) “Person” means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

(e) “Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

(f) “Registrable Securities” means all of the Buyer’s Common Stock.

(g) “Registration Statement” means the registration statement required to be filed hereunder and any additional registration statements contemplated by Section 3(c), including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement, each a “Registration Statement”.

(h) “Rule 415” means Rule 415 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, including applicable SEC staff interpretations, or any similar rule or regulation hereafter adopted by the SEC  having substantially the same purpose and effect as such Rule.

(i) “SEC” means the United States Securities and Exchange Commission.

(j) “Trading Day” means a day when the principal trading market where the Company’s common stock is listed for trading is open for trading, currently the NASDAQ Capital Market.

2. REGISTRATION.

(a) On or prior to the Filing Deadline, the Company shall prepare and file with the SEC a Registration Statement on Form S-1 (or, if the Company is then eligible, on Form S-3) covering the resale of the maximum number of the Registrable Securities as is permitted under Rule 415.  The Registration Statement shall contain the “Selling Stockholders” and “Plan of Distribution” sections in substantially the form attached hereto as Exhibit A.  The Company shall use its commercially reasonable efforts to have the Registration Statement declared effective by the SEC within 30 days of filing, but in no event later than the Effectiveness Deadline.  By 9:30 am on the business day following the date of effectiveness, the Company shall file with the SEC in accordance with Rule 424 under the 1933 Act the final Prospectus to be used in connection with sales pursuant to such Registration Statement.  The Company shall cause the Registration Statement to remain effective until the earlier of (i) six years from the Effectiveness Date, and the date that all of the Registrable Securities (ii) have been sold or (iii) may be sold without volume restrictions pursuant to Rule 144(b)(1), as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the affected Holders (“Registration Period”).  Prior to the filing of the Registration Statement with the SEC, the Company shall furnish a draft of the Registration Statement to the Buyers for their review and comment.  The Buyers shall furnish comments on the Registration Statement to the Company within twenty-four (24) hours of the receipt thereof from the Company.

(b) Failure to File or Obtain Effectiveness of the Registration Statement.  If: (i) a Registration Statement is not filed on or prior to the Filing Date or (ii) the Company fails to file with the SEC a request for acceleration in accordance with Rule 461 promulgated under the Securities Act, within five Trading Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the SEC that a Registration Statement will not be “reviewed,” or not subject to further review, or (iii) a Registration Statement filed or required to be filed hereunder is not declared effective by the SEC by its Effectiveness Deadline (each, an “Event”), then in addition to any other rights the Buyer may have hereunder or under applicable law, on each such Event date and on each monthly anniversary of each such Event date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to the Buyer an amount in cash, as partial liquidated damages (“Liquidated Damages”) and not as a penalty, equal to 1.0% of the purchase price of the Buyer’s Common Stock then held by Buyer.  The parties agree that the maximum aggregate Liquidated Damages payable to the Buyer under this Agreement shall be six percent (6%) of the aggregate Purchase Price paid by the Buyer pursuant to the Securities Purchase Agreement.  The partial Liquidated Damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event.

(c) Liquidated Damages.  The Company and the Buyer hereto acknowledge and agree that the sums payable under subsection 2(b) above shall constitute liquidated damages and not penalties and are in addition to all other rights of the Buyer, including the right to call a default.  The parties further acknowledge that (i) the amount of loss or damages likely to be incurred is incapable or is difficult to precisely estimate, (ii) the amounts specified in such subsections bear a reasonable relationship to, and are not plainly or grossly disproportionate to, the probable loss likely to be incurred in connection with any failure by the Company to obtain or maintain the effectiveness of a Registration Statement, (iii) one of the reasons for the Company and the Buyer reaching an agreement as to such amounts was the uncertainty and cost of litigation regarding the question of actual damages, and (iv) the Company and the Buyer are sophisticated business parties and have been represented by sophisticated and able legal counsel and negotiated this Agreement at arm’s length.

3. RELATED OBLIGATIONS.

(a) The Company shall, not less than five (5) Trading Days prior to the filing of each Registration Statement and not less than one (1) Trading Day prior to the filing of any related amendments and supplements to all Registration Statements (except for periodic reports on Form 10-K or Form 10-Q), furnish to the Buyer copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the reasonable and prompt review of such Buyer. The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Buyers shall reasonably object in good faith; provided that, the Company is notified of such objection in writing no later than three (3) Trading Days after the Buyers have been so furnished copies of a Registration Statement.

(b) The Company shall (i) prepare and file with the SEC (electronically on Edgar) such amendments (including post-effective amendments) and supplements to a Registration Statement and the Prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and prepare and file with the SEC such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the SEC with respect to a Registration Statement or any amendment thereto and as promptly as reasonably possible provide the Buyers true and complete copies of all correspondence from and to the SEC relating to a Registration Statement (provided that the Company may excise any information contained therein which would constitute material non-public information as to any Buyer which has not executed a confidentiality agreement with the Company); and (iv) comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement.  In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company’s filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company shall incorporate such report by reference into the Registration Statement, if permissible, or shall file such amendments or supplements with the SEC on the same day on which the Exchange Act report is filed which created the requirement for the Company to amend or supplement the Registration Statement.

(c) Reduction of Registrable Securities Included in a Registration Statement. Notwithstanding anything contained herein, in the event that the SEC requires the Company, or counsel for the Company in good faith advises that the SEC would require the Company to reduce the number of Registerable Securities to be included in a Registration Statement in order to allow the Company to rely on Rule 415 with respect to a Registration Statement, then the Company shall be obligated to include in such Registration Statement (which may be a subsequent Registration Statement if the Company needs to withdraw the initial Registration Statement and refile a new Registration Statement in order to rely on Rule 415) only such limited portion of the Registrable Securities as the SEC shall permit.  Any Registrable Securities that are excluded in accordance with the foregoing terms are hereinafter referred to as “Cut Back Securities.”  To the extent Cut Back Securities exist, as soon as may be permitted by the SEC, the Company shall be required to file a Registration Statement covering the resale of the Cut Back Securities and shall use best efforts to cause such Registration Statement to be declared effective as promptly as practicable thereafter.

(d) The Company shall furnish to the Buyer whose Registrable Securities are included in any Registration Statement, without charge, (i) at least one (1) copy of such Registration Statement as declared effective by the SEC and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, all exhibits and each preliminary prospectus, (ii) one (1) copy of the final prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Buyer may reasonably request) and (iii) such other documents as such Buyer may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Buyer.

(e) As promptly as practicable after becoming aware of such event or development, the Company shall notify the Buyer in writing of the happening of any event as a result of which the Prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver one (1) copy of such supplement or amendment to the Buyer.  The Company shall also promptly notify the Buyer in writing (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to the Buyer by facsimile on the same day of such effectiveness), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

(f) The Company shall use its commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction within the United States of America and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify the Buyer who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

(g) If requested by the Buyer, the Company shall hold in confidence and not make any disclosure of information concerning a Buyer provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, or is required to be in the Registration Statement (ii) the disclosure of such information is requested by the SEC as part of their review of the Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement.  The Company agrees that it shall, upon learning that disclosure of such information concerning a Buyer is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Buyer and allow such Buyer, at the Buyer’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(h) The Company shall use its best efforts either to cause all the Registrable Securities covered by a Registration Statement (i) to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed.  The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section.

(i) The Company shall cooperate with the Buyer who holds Registrable Securities being offered and, to the extent applicable, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Buyers may reasonably request and registered in such names as the Buyers may request.

(j) The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

(k) Within three (3) business days after a Registration Statement which covers Registrable Securities is declared effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Buyer whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit B.

4. OBLIGATIONS OF THE BUYERS.

(a) The Buyer agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e) such Buyer will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement covering such Registrable Securities until such Buyer’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) or receipt of notice that no supplement or amendment is required.

(b) The Buyer covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it or an exemption therefrom in connection with sales of Registrable Securities pursuant to the Registration Statement.

5. EXPENSES OF REGISTRATION.

All expenses incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers, legal and accounting fees shall be paid by the Company.

6. INDEMNIFICATION.

With respect to Registrable Securities which are included in a Registration Statement under this Agreement:

(a) The Company will, and hereby does, indemnify, hold harmless and defend the Buyer, the directors, officers, partners, employees, agents, representatives of, and each Person, if any, who controls any Buyer within the meaning of the Securities Act or the Exchange Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or expenses, joint or several (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto, or the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) any untrue statement of a material fact contained in any final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading; or (iii) any violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation there under relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, “Violations”).  The Company shall reimburse the Buyers and each such controlling person promptly as such expenses are incurred and are due and payable, for any legal fees or disbursements or other reasonable expenses incurred by them in connection with investigating or defending any such Claim.  Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (x) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished to the Company by such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (y) shall not be available to the extent such Claim is based on a failure of the Buyer to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 3(c); and (z) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Buyers pursuant to Section 9 hereof.

(b) In connection with a Registration Statement, the Buyer agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers, employees, representatives, or agents and each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (each an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or is based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Buyer expressly for use in connection with such Registration Statement; and, subject to Section 6(d), such Buyer will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Buyer, which consent shall not be unreasonably withheld; provided, further, however, that the Buyer shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Buyer as a result of the sale of Registrable Securities pursuant to such Registration Statement.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Buyers pursuant to Section 9. The Buyer shall reimburse the Company and each such controlling person promptly as such expenses are incurred and are due and payable, for any legal fees or disbursements or other reasonable expenses incurred by them in connection with investigating or defending any such Claim.  Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the prospectus was corrected and such new prospectus was delivered to the Buyer prior to such Buyer’s use of the prospectus to which the Claim relates.

(c) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one (1) counsel for such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing  interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding.  The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim.  The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto.  No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent.  No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation.  Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

(d) The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

(e) The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7. CONTRIBUTION.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that:  (i) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

8. REPORTS UNDER THE EXCHANGE ACT.

With a view to making available to the Buyers the benefits of Rule 144 promulgated under the Securities Act or any similar rule or regulation of the SEC that may at any time permit the Buyers to sell securities of the Company to the public without registration (“Rule 144”) the Company agrees for a period of two (2) years from the Filing Date to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144;

(b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents as are required by the applicable provisions of Rule 144; and

(c) furnish to the Buyer so long as such Buyer owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Buyers to sell such securities pursuant to Rule 144 without registration.

9. AMENDMENT OF REGISTRATION RIGHTS.

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Buyer.  Any amendment or waiver effected in accordance with this Section 9 shall be binding upon the Buyer and the Company.  No such amendment shall be effective to the extent that it applies to fewer than all of the holders of the Registrable Securities.  No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

10. MISCELLANEOUS.

(a) A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities or owns the right to receive the Registrable Securities.  If the Company receives conflicting instructions, notices or elections from two (2) or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

(b) Piggy-Back Registrations.  If at any time there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit plans, and Rule 415 allows for additional shares to be registered, then the Company shall send to the Buyer a written notice of such determination and, if within fifteen (15) days after the date of such notice, any such Buyer shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Buyer requests to be registered; provided, however, that, the Company shall not be required to register any Registrable Securities pursuant to this Section 10(c) that are eligible for resale pursuant to Rule 144(1)(b) promulgated under the Securities Act or that are the subject of a then effective Registration Statement.

(c) Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, or (c) upon actual receipt by the party to whom such notice is required to be given. The addresses and facsimile numbers for such communications shall be:

If to the Company, to:	LML Payment Systems, Inc.
1680 - 1140 West Pender Street
Vancouver, BC V6E 4G1
Attention: Chief Executive Officer
Telephone: (604) 689-4440
Facsimile: (604) 689-4413

With Copy to:	Clark Wilson LLP
#800, 885 W. Georgia Street
Canada V6C 3H1
Attention: Bernard Pinsky, Esq.
Telephone: 604-643-3153
Facsimile:604-687-6314

To the Buyer:	Millennium Partners, L.P.
c/o Millennium Management LLC
666 Fifth Avenue, 8th Floor
New York, NY 10103
Tel: (212) 841-4100
Fax: (212) 905-4141
Attn: Terry Feeney

Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

(d) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

(e) The laws of the State of New York shall govern all issues concerning the relative rights of the Company and the Buyers as its stockholders.  All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.  Each party hereby irrevocably submits to the non-exclusive jurisdiction of the Superior Courts of the State of New York, and federal courts for the District of New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(f) This Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto. The Buyer may assign the rights attached to this Agreement to a third party (the “Transferee”) in conjunction with the sale of all or a portion of the Buyer’s Common Stock, provided that the transfer is permitted under applicable securities laws and rules, and provided the Transferee agrees to be bound by the terms of this Agreement. In such case, reference to the “Buyer” will also include such Transferees, as applicable.

(g) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(h) This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement.  This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

(i) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(j) The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

(k) This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

IN WITNESS WHEREOF, the Buyer and the Company have caused their signature page to this Registration Rights Agreement to be duly executed as of the date first above written.

COMPANY:
LML PAYMENT SYSTEMS, INC.

By: /s/ Patrick H. Gaines
Name: Patrick H. Gaines
Title: President and Chief Executive Officer

BUYER:
MILLENNIUM PARTNERS, L.P.

By: Millennium Management LLC

/s/ Terry Feeney
Name: Terry Feeney
Title: Chief Operating Officer

SCHEDULE I

SCHEDULE OF BUYERS

	Address/Facsimile	Address/Facsimile
Buyer	Number of Buyer	Number of Buyer’s Representative

Millennium Partners, L.P.	Millennium Partners, L.P.	Millennium Partners, L.P.
	c/o Millennium Management LLC	c/o Millennium Management LLC
	666 Fifth Avenue, 8th Floor	666 Fifth Avenue, 8th Floor
	New York, NY 10103	New York, NY 10103
	Tel: (212) 841-4100	Tel: (212) 841-4100
	Fax: (212) 905-4141	Fax: (212) 905-4141
	Attn: Terry Feeney	Attn: Terry Feeney

EXHIBIT A

SELLING STOCKHOLDERS

AND PLAN OF DISTRIBUTION

Selling Stockholders

As per Schedule of Buyers attached.

Plan of Distribution

Each Selling Stockholder (the “Selling Stockholders”) of the common stock and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of common stock on the NASDAQ Capital Market or any other stock exchange, market or trading facility on which the shares are traded or in private transactions.  These sales may be at fixed or negotiated prices.  A Selling Stockholder may use any one or more of the following methods when selling shares:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

•	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

•	a combination of any such methods of sale; or

•	any other method permitted pursuant to applicable law.

The Selling Stockholders may also sell shares under Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), if available, rather than under this prospectus.

Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales.  Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with NASDR Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with NASDR IM-2440.

The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales.  In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.  Each Selling Stockholder has informed the Company that it does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the Common Stock.

The Company is required to pay certain fees and expenses incurred by the Company incident to the registration of the shares.  The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

Because Selling Stockholders may be deemed to be “underwriters” within the meaning of the Securities Act, they will be subject to the prospectus delivery requirements of the Securities Act including Rule 172 thereunder.  In addition, any securities covered by this prospectus which qualify for sale pursuant to Rule 144 under the Securities Act may be sold under Rule 144 rather than under this prospectus.  There is no underwriter or coordinating broker acting in connection with the proposed sale of the resale shares by the Selling Stockholders.

EXHIBIT B

FORM OF NOTICE OF EFFECTIVENESS

OF REGISTRATION STATEMENT

Attention:

Re:	LML PAYMENT SYSTEMS, INC.

Ladies and Gentlemen:

We are counsel to LML Payment Systems, Inc., a Yukon corporation (the “Company”), and have represented the Company in connection with that certain Securities Purchase Agreement (the “Securities Purchase Agreement”) entered into by and among the Company and the Buyers named therein (collectively, the “Buyers”) pursuant to which the Company issued to the Buyers shares of its Common Stock, no par value per share (the “Common Stock”).  Pursuant to the Purchase Agreement, the Company also has entered into a Registration Rights Agreement with the Buyers (the “Registration Rights Agreement”) pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement) under the Securities Act of 1933, as amended (the “Securities Act”).  In connection with the Company’s obligations under the Registration Rights Agreement, on ____________ ____, the Company filed a Registration Statement on Form ________ (File No. 333-_____________) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to the Registrable Securities which names each of the Buyers as a selling stockholder thereunder.

In connection with the foregoing, we advise you that the Registration Statement has become effective under the Securities Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC’s staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the Securities Act pursuant to the Registration Statement.

Very truly yours,

[Law Firm]

By:

cc:           [LIST NAMES OF BUYERS]